UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21128
Legg Mason Partners Variable Equity Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code:
Funds Investor Services at 1-800-822-5544
or
Institutional Shareholder Services at 1-888-425-6432
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

ITEM 1. REPORT TO STOCKHOLDERS.
The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Legg Mason ClearBridge
Variable Investors
Portfolio

Managed by CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objectives

The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective.

Portfolio name change

Prior to November 2, 2009, the Portfolio was known as Legg Mason Partners Variable Investors Portfolio. There was no change in the Portfolio’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	8

Portfolio expenses	9

Portfolio performance	11

Historical performance	12

Schedule of investments	13

Statement of assets and liabilities	17

Statement of operations	18

Statements of changes in net assets	19

Financial highlights	20

Notes to financial statements	21

Report of independent registered public accounting firm	31

Board approval of management and subadvisory agreements	32

Additional information	37

Important tax information	44

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Legg Mason ClearBridge Variable Investors Portfolio   I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

After falling nearly 30% from September through November 2008 (before the reporting period began), the U.S. stock market, as measured by the S&P 500 Indexvi (the “Index”), rallied and, overall, generated strong results during the twelve-month reporting period. Stock prices fell during the first two months of the reporting period, due to the rapidly weakening global economy, an ongoing credit crisis and plunging corporate profits. Stock prices continued to decline in early March, reaching a twelve-year low on March 9th. Stocks then moved sharply and posted positive returns during nine of the last ten months of the year. From its March trough through the end of December, the Index gained approximately 67%, its fastest rebound since 1933. The market’s rally was attributed to a number of factors, including optimism that the economy was gaining traction and that corporate profits would continue to improve. All told, the Index returned 26.46% over the twelve-month reporting period ended December 31, 2009, its best calendar year since 2003.

Looking at the U.S. stock market more closely, in terms of market capitalizations, large-, mid- and small-cap stocks, as measured by the Russell 1000vii, Russell Midcapviii and Russell 2000ix Indices, returned 28.43%, 40.48% and 27.17%, respectively, during the twelve-month period ended December 31, 2009. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 37.01% and 19.76%, respectively.

II   Legg Mason ClearBridge Variable Investors Portfolio

A special note regarding increased market volatility
Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
 Chairman, President and Chief Executive Officer

January 29, 2010

Legg Mason ClearBridge Variable Investors Portfolio   III

Letter from the chairman continued

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

ix	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

[x]	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV   Legg Mason ClearBridge Variable Investors Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The primary investment objective of the Portfolio is to seek long-term growth of capital. Current income is a secondary objective. The Portfolio invests primarily in common stocks of established U.S. companies. The Portfolio may also invest in other equity securities. To a lesser degree, the Portfolio may invest in income producing securities such as debt securities. In selecting individual companies for investment, we focus on established large-capitalization companies (over $5 billion in market capitalization). We utilize an interactive fundamental research-driven approach to identify companies with favorable risk-adjusted return characteristics. We look for companies that have strong business models, sustainable competitive advantages and attractive valuations.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. In the early part of the year, the equity market, as measured by the S&P 500 Indexi, continued its descent, experiencing a sharp decline of 25% through March 9, 2009. This followed the 37% plunge for the S&P 500 Index in 2008, the worst performing year for the equity market since 1937. After reaching its bottom on March 9th, the S&P 500 Index gained over 67% through December 31st in a largely uninterrupted fashion. Despite enjoying remarkable performance in 2009, equity investors lost more than 9% cumulatively over the past decade, the worst returns since the 1930s.

The economic and financial crisis was mainly attributable to the unwinding of excessive consumer leverage, the unprecedented decline in home prices which began in 2006, and the subsequent devaluation of the structured financial products backed by residential mortgages. The spillover effect from the bankruptcy of Lehman Brothers and the effective failures of American International Group, Freddie Mac and Fannie Mae shattered the capital markets.

The federal government’s actions were focused on two areas requiring immediate attention: the financial system and the housing market. Facing a potential collapse of the financial system, the U.S. government responded swiftly and aggressively with a series of unprecedented moves intended to stabilize credit markets, including massive capital injections into the banking system and cutting the federal funds rateii to a historically low level. While unpopular in many quarters, in our view, these actions were largely successful at meeting their immediate aims. Results of the government-conducted stress tests in the spring helped restore investors’ confidence in the banking system, enabling banks that received government support to raise capital and repay their Troubled Asset Relief Program (“TARP”) obligations. Our view was that, despite facing many challenges, some of the battered Financials sector companies offered attractive

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   1

Portfolio overview continued

risk-adjusted returns for long-term investors and we participated in several of the bank equity offerings during the period.

Central banks across the globe continued efforts to stabilize financial markets by coordinating their efforts to lower rates and inject massive amounts of liquidity. In the U.S., unprecedented government intervention has played a major role in restoring investors’ confidence and stabilizing both the financial markets and the broader economy. Through aggressive purchases of over $1.3 trillion in mortgage-backed securities, U.S. Treasury and Agency debt, the Federal Reserve Board (“Fed”)iii has kept a lid on mortgage rates, which in turn has helped to rejuvenate an ailing housing market. Home prices benefited from both historically low mortgage rates and housing tax credits.

As consumers focused on repairing their balance sheets, the personal savings rate has increased from the lows reached in 2005, reversing a multi-decade trend. Lower consumer spending has been a significant drag on the economy, a trend which may extend for some time. To offset the consumer pullback, the federal government has relied on massive deficit spending in an attempt to stabilize the economy. The federal budget deficit for the fiscal year ended September 30th is estimated to be approximately $1.4 trillion, representing approximately 10% of the overall economy and roughly triple last year’s deficit of $459 billion. Furthermore, the deficit is projected to remain at elevated levels totaling $9 trillion cumulatively through 2019. Over time, we anticipate that these deficits may lead to significantly higher taxation, possibly accompanied by higher inflation and interest rates.

Despite severe economic pressures experienced in the early part of the year, we have seen signs of stabilization. The Housing Affordability Index hit a record high in March, and manufacturing activity, as measured by the Institute for Supply Management’s PMIiv, rebounded sharply from a multi-year low of 32.9 in December 2008 to 55.9 at the end of December 2009 (a reading above 50 indicates economic expansion). In addition, since hitting a low in April, the S&P/Case-Shiller Home Price Indexv has improved each subsequent month through the end of the year. Furthermore, continuing normalization in the credit markets resulted in credit spreads coming down to pre-Lehman Brothers bankruptcy levels. Aided by a more normalized credit environment, limited prospects for organic growth and reasonably healthy balance sheets, corporate America embarked on a new wave of consolidation spanning across many sectors of the economy.

Still, questions remained as to whether the government would be able to wind down its broad support without disrupting an economic recovery. Adding to the uncertainty, federal legislators have proposed extraordinary regulatory reforms with the potential to reshape major portions of the economy, including the Financials, Health Care and Energy sectors. Within

2   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

the Financials sector, uncertainty about capital requirements, credit card legislation and various other proposed changes are severely impacting the extension of credit. In the Health Care area, both the House and the Senate passed their versions of the health care legislation. While there are still meaningful differences between the two versions of the bill, it looks increasingly likely to us that some form of reform will be enacted and that it will have a profound impact on the way health care services are delivered in this country. Energy-related legislation, such as carbon tax, has moved to the background, at least for now, as the administration has focused on Health Care reform.

Q. How did we respond to these changing market conditions?
A. The recession produced a challenging economic environment and, along with unprecedented government intervention, has helped to create an extraordinary level of investor uncertainty. However, periods of uncertainty have often created attractive investment opportunities. In this environment, we continued to seek a balance between short-term risks and long-term opportunities and focused our attentions on what we believed were high-quality companies with strong franchises capable of generating attractive returns over time, strong balance sheets and free cash flow, and high returns on capital.

Performance review
For the twelve months ended December 31, 2009, Class I shares of Legg Mason ClearBridge Variable Investors Portfolio1 returned 24.50%. The Portfolio’s unmanaged benchmarks, the S&P 500 Index and the Russell 1000 Value Indexvi, returned 26.46% and 19.69%, respectively, for the same period. The Lipper Variable Large-Cap Value Funds Category Average2 returned 23.20% over the same time frame.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 105 funds in the Portfolio’s Lipper category.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   3

Portfolio overview continued

   PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

	6 MONTHS	12 MONTHS
Legg Mason ClearBridge Variable Investors Portfolio[1]:

Class I	21.86%	24.50%

S&P 500 Index	22.59%	26.46%

Russell 1000 Value Index	23.23%	19.69%

Lipper Variable Large-Cap Value Funds Category Average[2]	22.41%	23.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

   TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Portfolio’s most current prospectus dated April 30, 2009, the gross total operating expense ratio for Class I shares was 0.73%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?
A. On an absolute basis, the leading sector contributors to performance for the period were the Portfolio’s overall positions in the Consumer Discretionary, Energy, Financials and Consumer Staples sectors. Relative to the S&P 500 Index, our overall stock selection contributed to performance for the period. Specifically, our stock selection in the Energy, Telecommunication Services (“Telecom”), Consumer Staples and Utilities sectors made a significant contribution to relative performance. In terms of sector allocation, our overweight in the Consumer Discretionary sector contributed to relative performance, as did our underweights in the Health Care and Utilities sectors.

On an individual stock basis, the leading contributors to performance included positions in JPMorgan Chase & Co. in the Financials sector, International Business Machines Corp. in the Information Technology (“IT”)

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 110 funds for the six-month period and among the 105 funds for the twelve-month period in the Portfolio’s Lipper category.

4   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

sector, DISH Network Corp. and Scripps Networks Interactive (Class A Shares), both in the Consumer Discretionary sector and Suncor Energy Inc. in the Energy sector.

Q. What were the leading detractors from performance?
A. On an absolute basis, the only sector to detract from Portfolio performance for the period was the Industrials sector. Relative to the S&P 500 Index, overall sector allocation detracted from performance for the period. In particular, our overweights in the Telecom, Consumer Staples and Energy sectors hurt relative performance, as did our underweight in the IT sector. Our stock selection in the Financials, Industrials, IT, Health Care and Materials sectors also detracted from relative performance.

On an individual stock basis, the leading detractors from Portfolio performance for the period included our holdings in AFLAC Inc. in the Financials sector, E.I. du Pont de Nemours & Co. in the Materials sector, Exxon Mobil Corp. in the Energy sector, as well as General Electric Co. and Avery Dennison Corp., both in the Industrials sector.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. During the year, we identified multiple opportunities to establish positions in what we considered to be high-quality franchises at very attractive valuations. We established new Portfolio positions during the year in Johnson & Johnson, Roche Holding AG, Merck & Co. Inc. and Pfizer Inc., all in the Health Care sector, State Street Corp. in the Financials sector, Hewlett-Packard Co. in the IT sector, as well as CVS Caremark Corp. and Procter & Gamble Co., both in the Consumer Staples sector. In our view, these companies all had a few things in common, including established and well-understood business models, leading market positions, strong balance sheets, and strong and predictable levels of cash flows. The market offered us truly unique opportunities this past year, and we are thankful for that.

At the same time, we took advantage of market appreciation and took some profits in stocks where we felt valuations had become less compelling. We closed existing positions in EchoStar Corp. in the IT sector, Sprint Nextel Corp. in the Telecom sector, Boeing Co. and Avery Dennison Corp., both in the Industrials sector, Marshall & Ilsley Corp. and AFLAC Inc., both in the Financials sector, as well as E.I. du Pont de Nemours & Co. in the Materials sector. We also closed our position in Class B voting shares of News Corp. in the Consumer Discretionary sector and established an essentially equivalent position in non-voting Class A shares.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   5

Portfolio overview continued

Thank you for your investment in Legg Mason ClearBridge Variable Investors Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Portfolio’s investment goals.

Sincerely,

Robert Feitler Co-Portfolio Manager ClearBridge Advisors, LLC	Dmitry Khaykin Co-Portfolio Manager ClearBridge Advisors, LLC

January 19, 2010

6   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of this date were: Total SA, ADR (3.5%), Wells Fargo & Co. (3.5%), JPMorgan Chase & Co. (3.2%), Kimberly-Clark Corp. (2.9%), Philip Morris International Inc. (2.7%), Bank of America Corp. (2.7%), Travelers Cos. Inc. (2.5%), Sempra Energy (2.3%), International Business Machines Corp. (2.2%) and United Technologies Corp. (2.2%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were: Financials (22.0%), Consumer Discretionary (14.9%), Consumer Staples (14.7%), Energy (14.7%) and Health Care (10.4%). The Portfolio’s composition is subject to change at any time.

RISKS: Investments in common stocks are subject to market fluctuations. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]	The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

vi	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   7

Portfolio at a glance† (unaudited)

   INVESTMENT BREAKDOWN (%) As a percent of total investments

†	The bar graphs above represent the composition of the Portfolio’s investments as of December 31, 2009 and December 31, 2008. The Portfolio is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2009 and held for the six months ended December 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

   BASED ON ACTUAL TOTAL RETURN1

		BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
Class I	21.86%	$1,000.00	$1,218.60	0.66%	$3.69

[1]	For the six months ended December 31, 2009.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total return. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   9

Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

   BASED ON HYPOTHETICAL TOTAL RETURN1

	HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
	ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
	TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
Class I	5.00%	$1,000.00	$1,021.88	0.66%	$3.36

[1]	For the six months ended December 31, 2009.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Portfolio performance (unaudited)

   AVERAGE ANNUAL TOTAL RETURNS1

Twelve Months Ended 12/31/09	24.50%

Five Years Ended 12/31/09	0.96

Ten Years Ended 12/31/09	2.68

   CUMULATIVE TOTAL RETURN1

12/31/99 through 12/31/09	30.25%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   11

Historical performance (unaudited)

   VALUE OF $10,000 INVESTED IN CLASS I SHARES OF LEGG MASON CLEARBRIDGE
   VARIABLE INVESTORS PORTFOLIO VS. S&P 500 INDEX AND RUSSELL 1000 VALUE
   INDEX† — December 1999 - December 2009

†	Hypothetical illustration of $10,000 invested in Class I shares of Legg Mason ClearBridge Variable Investors Portfolio on December 31, 1999, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2009. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Schedule of investments
December 31, 2009

   LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE

COMMON STOCKS — 96.6%

CONSUMER DISCRETIONARY — 14.9%
	Hotels, Restaurants & Leisure — 2.2%
89,290	McDonald’s Corp.	$5,575,268
	Media — 9.8%
230,280	DISH Network Corp.	4,782,916

415,050	News Corp., Class A Shares	5,682,034

66,530	Scripps Networks Interactive, Class A Shares	2,760,995

171,300	SES Global SA, FDR(a)	3,841,115

76,707	Time Warner Cable Inc.	3,174,903

187,636	Time Warner Inc.	5,467,713

	Total Media	25,709,676
	Multiline Retail — 1.2%
64,320	Target Corp.	3,111,158
	Specialty Retail — 1.7%
154,450	Home Depot Inc.	4,468,239
	TOTAL CONSUMER DISCRETIONARY	38,864,341

CONSUMER STAPLES — 14.7%

	Food & Staples Retailing — 3.1%
82,930	CVS Caremark Corp.	2,671,175

101,790	Wal-Mart Stores Inc.	5,440,676

	Total Food & Staples Retailing	8,111,851
	Food Products — 2.8%
102,816	Kraft Foods Inc., Class A Shares	2,794,539

144,000	Unilever PLC, ADR	4,593,600

	Total Food Products	7,388,139
	Household Products — 3.9%
121,030	Kimberly-Clark Corp.	7,710,821

42,200	Procter & Gamble Co.	2,558,586

	Total Household Products	10,269,407
	Tobacco — 4.9%
120,360	Altria Group Inc.	2,362,667

39,760	Lorillard Inc.	3,189,945

148,540	Philip Morris International Inc.	7,158,142

	Total Tobacco	12,710,754
	TOTAL CONSUMER STAPLES	38,480,151

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   13

Schedule of investments continued
December 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE

ENERGY — 14.7%

	Energy Equipment & Services — 2.8%
147,810	Halliburton Co.	$4,447,603

34,156	Transocean Ltd.*	2,828,117

	Total Energy Equipment & Services	7,275,720
	Oil, Gas & Consumable Fuels — 11.9%
39,000	Devon Energy Corp.	2,866,500

532,730	El Paso Corp.	5,236,736

83,630	Exxon Mobil Corp.	5,702,730

58,420	Royal Dutch Shell PLC, ADR, Class A Shares	3,511,626

129,824	Suncor Energy Inc.	4,584,085

143,670	Total SA, ADR	9,200,627

	Total Oil, Gas & Consumable Fuels	31,102,304
	TOTAL ENERGY	38,378,024

FINANCIALS — 21.6%

	Capital Markets — 2.0%
85,250	Bank of New York Mellon Corp.	2,384,443

63,960	State Street Corp.	2,784,818

	Total Capital Markets	5,169,261
	Commercial Banks — 3.4%
334,410	Wells Fargo & Co.	9,025,726
	Consumer Finance — 2.6%
106,510	American Express Co.	4,315,785

65,020	Capital One Financial Corp.	2,492,867

	Total Consumer Finance	6,808,652
	Diversified Financial Services — 5.9%
470,380	Bank of America Corp.	7,083,923

198,160	JPMorgan Chase & Co.	8,257,327

	Total Diversified Financial Services	15,341,250
	Insurance — 7.7%
94,080	Chubb Corp.	4,626,854

147,850	Loews Corp.	5,374,347

169,307	Marsh & McLennan Cos. Inc.	3,738,299

130,850	Travelers Cos. Inc.	6,524,181

	Total Insurance	20,263,681
	TOTAL FINANCIALS	56,608,570

See Notes to Financial Statements.

14   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

   LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE

HEALTH CARE — 10.4%

	Health Care Providers & Services — 2.1%
86,770	UnitedHealth Group Inc.	$2,644,749

49,530	WellPoint Inc.*	2,887,104

	Total Health Care Providers & Services	5,531,853
	Pharmaceuticals — 8.3%
62,430	Abbott Laboratories	3,370,596

63,400	Johnson & Johnson	4,083,594

85,580	Merck & Co. Inc.	3,127,093

97,300	Novartis AG, ADR	5,296,039

151,130	Pfizer Inc.	2,749,055

18,180	Roche Holding AG(a)	3,092,712

	Total Pharmaceuticals	21,719,089
	TOTAL HEALTH CARE	27,250,942

INDUSTRIALS — 5.7%

	Aerospace & Defense — 1.5%
77,960	Raytheon Co.	4,016,499
	Industrial Conglomerates — 4.2%
341,780	General Electric Co.	5,171,132

83,720	United Technologies Corp.	5,811,005

	Total Industrial Conglomerates	10,982,137
	TOTAL INDUSTRIALS	14,998,636

INFORMATION TECHNOLOGY — 5.7%

	Computers & Peripherals — 3.5%
65,700	Hewlett-Packard Co.	3,384,207

44,890	International Business Machines Corp.	5,876,101

	Total Computers & Peripherals	9,260,308
	Internet Software & Services — 0.2%
17,638	AOL Inc.*	410,613
	Software — 2.0%
169,700	Microsoft Corp.	5,174,153
	TOTAL INFORMATION TECHNOLOGY	14,845,074

MATERIALS — 1.5%

	Chemicals — 1.5%
48,940	Air Products & Chemicals Inc.	3,967,076

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   15

Schedule of investments continued
December 31, 2009
   LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO

SHARES	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 5.1%

	Diversified Telecommunication Services — 5.1%
139,702	AT&T Inc.	$3,915,847

118,218	CenturyTel Inc.	4,280,674

156,140	Verizon Communications Inc.	5,172,918
	TOTAL TELECOMMUNICATION SERVICES	13,369,439

UTILITIES — 2.3%

	Multi-Utilities — 2.3%
105,910	Sempra Energy	5,928,842
	TOTAL COMMON STOCKS (Cost — $208,992,186)	252,691,095

CONVERTIBLE PREFERRED STOCKS — 0.4%

FINANCIALS — 0.4%

58,400	Bank of America Corp.* (Cost — $876,000)	871,328

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $209,868,186)	253,562,423

FACE
AMOUNT

SHORT-TERM INVESTMENT — 2.9%

	Repurchase Agreement — 2.9%
$7,657,000	Interest in $283,704,000 joint tri-party repurchase agreement dated 12/31/09 with Barclays Capital Inc., 0.000% due 1/4/10; Proceeds at maturity — $7,657,000; (Fully collateralized by various U.S. government obligations, 1.875% to 3.125% due 2/28/14 to 10/31/16; Market value — $7,810,141) (Cost — $7,657,000)	7,657,000

	TOTAL INVESTMENTS — 99.9% (Cost — $217,525,186#)	261,219,423

	Other Assets in Excess of Liabilities — 0.1%	344,182
	TOTAL NET ASSETS — 100.0%	$261,563,605

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $219,016,101.

Abbreviations used in this schedule:

ADR — American Depositary Receipt
FDR — Foreign Depositary Receipt

See Notes to Financial Statements.

16   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Statement of assets and liabilities
December 31, 2009

ASSETS:

Investments, at value (Cost — $217,525,186)	$261,219,423

Cash	849

Dividends and interest receivable	1,083,354

Receivable for Portfolio shares sold	86,563

Prepaid expenses	803

Total Assets	262,390,992

LIABILITIES:

Payable for Portfolio shares repurchased	513,770

Investment management fee payable	144,357

Trustees’ fees payable	10,240

Foreign currency overdraft, at value (Cost — $166)	159

Accrued expenses	158,861

Total Liabilities	827,387

TOTAL NET ASSETS	$261,563,605

NET ASSETS:

Par value (Note 5)	$211

Paid-in capital in excess of par value	246,100,288

Undistributed net investment income	3,529,730

Accumulated net realized loss on investments and foreign currency transactions	(31,763,231)

Net unrealized appreciation on investments and foreign currencies	43,696,607

TOTAL NET ASSETS	$261,563,605

Shares Outstanding	21,067,929

Net Asset Value	$12.42

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   17

Statement of operations
For the Year Ended December 31, 2009

INVESTMENT INCOME:

Dividends	$ 7,722,518

Interest	13,193

Less: Foreign taxes withheld	(183,079)

Total Investment Income	7,552,632

EXPENSES:

Investment management fee (Note 2)	1,560,223

Legal fees	40,766

Audit and tax	23,608

Trustees’ fees	22,764

Shareholder reports	20,018

Insurance	10,879

Transfer agent fees	9,602

Custody fees	3,505

Miscellaneous expenses	5,972

Total Expenses	1,697,337

NET INVESTMENT INCOME	5,855,295

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):

Net Realized Gain (Loss) From:

Investment transactions	(19,979,578)

Foreign currency transactions	1,795

Net Realized Loss	(19,977,783)

Change in Net Unrealized Appreciation/Depreciation From:

Investments	66,709,737

Foreign currencies	2,370

Change in Net Unrealized Appreciation/Depreciation	66,712,107

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	46,734,324

INCREASE IN NET ASSETS FROM OPERATIONS	$ 52,589,619

See Notes to Financial Statements.

18   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:

Net investment income	$5,855,295	$6,757,228

Net realized loss	(19,977,783)	(10,049,842)

Change in net unrealized appreciation/depreciation	66,712,107	(155,340,197)

Increase (Decrease) in Net Assets From Operations	52,589,619	(158,632,811)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(4,500,023)	(4,575,013)

Net realized gains	—	(10,995,710)

Decrease in Net Assets From Distributions to Shareholders	(4,500,023)	(15,570,723)

PORTFOLIO SHARE TRANSACTIONS (NOTE 5):

Net proceeds from sale of shares	5,579,960	8,637,364

Reinvestment of distributions	4,500,023	15,570,723

Cost of shares repurchased	(48,267,487)	(105,980,718)

Decrease in Net Assets From Portfolio Share Transactions	(38,187,504)	(81,772,631)

INCREASE (DECREASE) IN NET ASSETS	9,902,092	(255,976,165)

NET ASSETS:

Beginning of year	251,661,513	507,637,678

End of year*	$261,563,605	$251,661,513

* Includes undistributed net investment income of:	$3,529,730	$2,172,663

See Notes to Financial Statements.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   19

Financial highlights

   FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH YEAR ENDED DECEMBER 31:

CLASS I SHARES[1]	2009	2008	2007	2006[2]	2005[2]
NET ASSET VALUE, BEGINNING OF YEAR	$10.16	$16.52	$16.55	$14.54	$13.81

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.26	0.25	0.24	0.20	0.18

Net realized and unrealized gain (loss)	2.21	(6.02)	0.41	2.45	0.72

Total income (loss) from operations	2.47	(5.77)	0.65	2.65	0.90

LESS DISTRIBUTIONS FROM:

Net investment income	(0.21)	(0.19)	(0.22)	(0.26)	(0.17)

Net realized gains	—	(0.40)	(0.46)	(0.38)	—

Total distributions	(0.21)	(0.59)	(0.68)	(0.64)	(0.17)

NET ASSET VALUE, END OF YEAR	$12.42	$10.16	$16.52	$16.55	$14.54

Total return[3]	24.50%†	(35.62)%	3.90%	18.26%	6.53%

NET ASSETS, END OF YEAR (000s)	$261,564	$251,662	$507,638	$306,775	$339,529

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.71%	0.80%	0.67%	0.75%[4]	0.71%

Net expenses[5]	0.71	0.80	0.67	0.75 [4,6]	0.71

Net investment income	2.44	1.77	1.38	1.30	1.32

PORTFOLIO TURNOVER RATE	21%	23%	12%	22%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2007.

[3]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.72%.

[5]	As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.00% until December 31, 2011.

[6]	Reflects fee waivers and/or expense reimbursements.

†	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 23.40%

See Notes to Financial Statements.

20   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason ClearBridge Variable Investors Portfolio (formerly known as Legg Mason Partners Variable Investors Portfolio) (the “Portfolio”) is a separate diversified series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 16, 2010, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities at fair value as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs). Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   21

Notes to financial statements continued

on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

		OTHER SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investment†:

Common stocks:

Consumer discretionary	35,023,226	3,841,115	—	38,864,341

Health care	24,158,230	3,092,712	—	27,250,942

Other common stocks	186,575,812	—	—	186,575,812

Total common stocks	245,757,268	6,933,827	—	252,691,095

Convertible preferred stocks	871,328	—	—	871,328

Total long-term investments	$246,628,596	$6,933,827	—	$253,562,423

Short-term investment†	—	7,657,000	—	7,657,000

Total investments	$246,628,596	$14,590,827	—	$261,219,423

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the portfolio to resell, the obligation at an agreed-upon price and time,

22   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

thereby determining the yield during a portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Portfolio does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   23

Notes to financial statements continued

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or credit event occurs by the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET
	INVESTMENT INCOME	REALIZED LOSS
(a)	$1,795	$(1,795)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

24   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

2. Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Portfolio’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $350 million	0.650%

Next $150 million	0.550

Next $250 million	0.525

Next $250 million	0.500

Over $1 billion	0.450

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Portfolio.

As a result of an expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to the average net assets of the Portfolio will not exceed 1.00% until December 31, 2011. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Portfolio during the same fiscal year if the Portfolio’s total annual operating expense has fallen to a level below an expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Portfolio, in the Portfolio’s total annual operating expense exceeding the expense cap.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor.

The Portfolio had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Portfolio and any payments made

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   25

Notes to financial statements continued

pursuant to the Plan will be made from the Portfolio’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of December 31, 2009, the Portfolio had accrued $9,497 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments
During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$48,837,186

Sales	76,738,766

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$59,927,272

Gross unrealized depreciation	(17,723,950)

Net unrealized appreciation	$42,203,322

4.	Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended December 31, 2009, the Portfolio did not invest in any derivative instruments.

5.	Shares of beneficial interest
At December 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	DECEMBER 31, 2009	DECEMBER 31, 2008
Shares sold	532,373	622,668

Shares issued on reinvestment	403,516	1,215,027

Shares repurchased	(4,636,960)	(7,790,100)

Net decrease	(3,701,071)	(5,952,405)

6.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$4,500,023	$4,728,237

Net long-term capital gains	—	10,842,486

Total distributions paid	$4,500,023	$15,570,723

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,679,420

Capital loss carryforward*	(30,238,969)

Other book/tax temporary differences(a)	(183,037)

Unrealized appreciation/(depreciation)(b)	42,205,692

Total accumulated earnings/(losses) — net	$15,463,106

*	As of December 31, 2009, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
12/31/2016	$(3,629,024)

12/31/2017	(26,609,945)

$(30,238,969)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   27

Notes to financial statements continued

Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent,

28   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal matters
Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   29

Notes to financial statements continued

of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM by the SEC. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

The five actions were subsequently consolidated, and a consolidated complaint was filed. On September 26, 2007, the U.S. District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. On February 16, 2010, the U.S. Court of Appeals for the Second Circuit issued its opinion affirming the dismissal, in part, and vacating and remanding, in part. The opinion affirmed the dismissal with prejudice of plaintiffs’ claim pursuant to Section 36(b) of the Investment Company Act but vacated the dismissal of the Section 10(b) securities fraud claim. The case has been remanded to Judge Pauley of the U.S. District Court for the Southern District of New York.

30   Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Variable Investors Portfolio (formerly Legg Mason Partners Variable Investors Portfolio), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Variable Investors Portfolio as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 16, 2010

Legg Mason ClearBridge Variable Investors Portfolio 2009 Annual Report   31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement of Legg Mason ClearBridge Variable Investors Portfolio (the “Fund”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, and the Fund’s sub-advisory agreement, pursuant to which ClearBridge Advisors, LLC (the “Sub-Adviser”) provides day-to-day management of the Fund’s portfolio. (The management agreement and sub-advisory agreement are collectively referred to as the “Agreements.”) The Manager and the Sub-Adviser are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Adviser. The Independent Trustees requested and received information from the Manager and the Sub-Adviser they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Adviser. Included was information about the Manager, the Sub-Adviser and the Fund’s distributor (including any distributors affiliated with the Fund during the past two years), as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreement
The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Adviser. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash and short-term instruments, and the Manager’s role in coordinating the activities of the Sub-Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Adviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment

32   Legg Mason ClearBridge Variable Investors Portfolio

management and other capabilities of the Manager and the Sub-Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities between the Manager and the Sub-Adviser and the oversight provided by the Manager. The Board also considered the Manager’s and the Sub-Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Adviser.

Fund performance
The Board received and reviewed performance information for the Fund and for all large-cap value funds underlying variable insurance products (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2009. The Fund performed better than the median for each period. The Board also reviewed performance information provided by the

Legg Mason ClearBridge Variable Investors Portfolio   33

Board approval of management and subadvisory agreements (unaudited) continued

Manager for periods ended September 30, 2009, which showed the Fund’s performance to be lower than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees also noted that the Manager was committed to providing the resources necessary to assist the portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios
The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fee to the Sub-Adviser and, accordingly, that the retention of the Sub-Adviser does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement in effect for the Fund, which partially reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Sub-Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

34   Legg Mason ClearBridge Variable Investors Portfolio

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 14 large-cap value funds underlying variable insurance products selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all large-cap value funds underlying variable insurance products (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the other funds in the Expense Group and lower than the average management fee paid by the other funds in the Expense Universe, and that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group, but lower than the average total expense ratio of the other funds in the Expense Universe. The Trustees noted that the current limitation on the Fund’s expenses is expected to continue through December 31, 2011.

Manager profitability
The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Partners fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale
The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders as the Fund’s assets grow than if no breakpoints were in place. The Board also noted that as the Fund’s

Legg Mason ClearBridge Variable Investors Portfolio   35

Board approval of management and subadvisory agreements (unaudited) continued

assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager
The Board considered other benefits received by the Manager and its affiliates, including the Sub-Adviser, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

36   Legg Mason ClearBridge Variable Investors Portfolio

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Variable Investors Portfolio (formerly known as Legg Mason Partners Variable Investors Portfolio) (the “Portfolio”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Portfolio (the “Independent Trustees”), and executive officers of the Portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
PAUL R. ADES

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ANDREW L. BREECH

Birth year	1952

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason ClearBridge Variable Investors Portfolio   37

Additional information (unaudited) continued
Information about Trustees and Officers

DWIGHT B. CRANE

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

ROBERT M. FRAYN, JR.*

Birth year	1934

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1981

Principal occupation(s) during past five years	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

FRANK G. HUBBARD

Birth year	1937

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	President, Avatar International, Inc. (business development) (since 1998)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

38   Legg Mason ClearBridge Variable Investors Portfolio

HOWARD J. JOHNSON

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present

Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

DAVID E. MARYATT

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JEROME H. MILLER

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1995

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

Legg Mason ClearBridge Variable Investors Portfolio   39

Additional information (unaudited) continued
Information about Trustees and Officers

KEN MILLER

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

JOHN J. MURPHY

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Nicholas Applegate Institutional Funds (since 2005); Trustee, Consulting Group Capital Markets Funds (since 2002); Trustee, UBS Fund (since 2008); formerly, Director, Atlantic Stewardship Bank
(2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

THOMAS F. SCHLAFLY

Birth year	1948

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1983

Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (prior to May 2009)

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	Director, Citizens National Bank of Greater St. Louis (since 2006)

40   Legg Mason ClearBridge Variable Investors Portfolio

JERRY A. VISCIONE

Birth year	1944

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1993

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	54

Other board member- ships held by Trustee	None

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	134

Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

Legg Mason ClearBridge Variable Investors Portfolio   41

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eight Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005);

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identity Theft Prevention Officer

Term of office[1] and length of time served[2]	Since 2006/2008

Principal occupation(s) during past five years	Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of
Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

42   Legg Mason ClearBridge Variable Investors Portfolio

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2005

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason ClearBridge Variable Investors Portfolio   43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	6/17/2009	12/21/2009

Payable date:	6/18/2009	12/22/2009

Dividends qualifying for the dividends received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

44   Legg Mason ClearBridge Variable Investors Portfolio

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Legg Mason ClearBridge Variable Investors Portfolio

Trustees

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.*
R. Jay Gerken, CFA
  Chairman
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

*	Mr. Frayn retired from the Board of Trustees effective December 31, 2009.

Legg Mason ClearBridge Variable Investors Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland business trust.

LEGG MASON CLEARBRIDGE VARIABLE INVESTORS PORTFOLIO
Legg Mason Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Variable Investors Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC
Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

                    NOT PART OF THE ANNUAL REPORT

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eleventh-largest money manager in the world, according to Pensions & Investments, May 18, 2009, based on 12/31/08 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04114 2/10 SR10-1008

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $229,100 in 2008 and $414,700 in 2009.
b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $12,900 in 2008 and $1,427 in 2009. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Equity Trust.
In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).
(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,850 in 2008 and $43,200 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.
d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Equity Trust.
All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.
(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.
The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.
Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.
(2) For the Legg Mason Partners Variable Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.
(f) N/A
(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $0 in 2009.
(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr.
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Legg Mason Partners Variable Equity Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: February 25, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Equity Trust
Date: February 25, 2010

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Variable Equity Trust
Date: February 25, 2010